================================================================================
                                  ANNUAL REPORT
================================================================================

          1997
          1997
          1997
          1997
          1997


                                   Smith Barney
                                   Massachusetts
                                   Municipals
                                   Fund

                                   ---------------------------------------------

                                   November 30, 1997



                            [LOGO] Smith Barney Mutual Funds
                                   Investing for your future.
                                   Every day.

==========================================
Smith Barney Massachusetts Municipals Fund
==========================================

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Massachusetts Municipals Fund ("Fund") for the year ended November 30, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

Performance Update

For the year ended November 30, 1997, the Class A shares of the Fund posted a total return of 7.85%. In comparison, the average for Massachusetts tax-exempt funds was 6.63% for the same period according to Lipper Analytical Services, Inc. ("Lipper"). (Lipper is a major independent fund-tracking organization.) For performance information on the Fund's other share classes, please turn to page four.

During the year covered by this report, the Fund distributed income dividends totaling $0.67 and a capital gain distribution of $0.12 for Class A shares. Based on the net asset value ("NAV") of $13.18 as of November 30, 1997 and current monthly dividend rate of $0.054 for Class A shares, this equates to an annualized distribution rate of 4.92%. For a Massachusetts state resident in the combined federal and state tax bracket of 39.28%, the tax-free yield of 4.92% is equivalent to a taxable yield of 8.10%. (This figure assumes an investor is in the federal income tax bracket of 31%.)

Market and Economic Overview

Municipal bonds generally performed well during the year, benefiting from a combination of a strong U.S. economy and low inflation. On the political front, Congress passed the Taxpayer Reform Act of 1997 and the Balanced Budget Agreement. But in our view, the most significant development for both stock and bond investors alike was Asia's currency and financial crisis in the fall of 1997.

For most of the year, bond investors remained focused on how the Federal Reserve Board ("Fed") would respond to a strengthening U.S. economy. Yields on the 30-year U.S. Treasury bond, a key measure of interest rates, were confined to a fairly narrow trading range during the first part of the year as investors attempted to reconcile the apparent contradiction between strong economic growth and low inflation.

However, the Fed raised short-term interest rates by 0.25% in March in an effort to head off any inflationary pressures that may have been building in the economy. Following that action, the bond market rallied as signs of inflationary pressures were nearly absent despite the lowest unemployment rate in more than twenty years. Nevertheless, the Fed maintained its vigilance against inflation and although it chose to ultimately remain on the sidelines, it indicated a bias toward tightening monetary policy at each of its meetings in May, July, August, September and November.

In October, financial markets around the world were transformed almost overnight as Asia's financial crisis, which had been developing since the summer, deepened and eventually led to the sudden collapse of stock and bond markets throughout the region. The dramatic decline of Asian financial markets caught many investors by surprise and sentiment began to shift away from stocks in favor of bonds as investors sought out "safe" havens. In the weeks that followed, the U.S. Treasury bond market became one of the preferred alternatives for investors seeking shelter from the "Asian contagion." The resulting rally in the government bond market, along with an unusually heavy bond issuance, caused municipal bonds to underperform U.S. Treasurys in November.

Massachusetts Economic Highlights

The Massachusetts economy continues to expand at a moderate pace with manufacturing, retailing and insurance industries all reporting increased revenues. High technology continues to play a major role in the economic recovery of the Bay State and a number of companies are reportedly preparing to ramp up production after the recent slump in technology. Commercial real estate has also begun to thrive, particularly in Boston, where vacancy rates in downtown Boston are reported to be 5% and rental prices have increased significantly. We expect that job growth will likely slow slightly in the coming year but the unemployment rate will probably remain in the current range of 4% - 4.5%.

In Massachusetts, we have seen the first increase in local general obligation debt for the first time in years. We believe that this increase is not only the result of lower interest rates, but also local municipalities are now better equipped to access credit markets under Proposition 2 1/2, a tax limitation initiative passed in 1990.

Fund's Investment Strategy

The Fund's investment strategy continues to seek to provide Massachusetts investors with as high a level of dividend income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and the preservation of capital. In addition, we strive to maintain a high-quality portfolio. As of November 30, 1997, 95.9% of the Fund's holdings were rated investment grade or better, of which 51.3% were rated triple-A by either Standard & Poor's Ratings Service or Moody's Investors Service Inc. (Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or have an equivalent rating by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.) At the end of the reporting period, the Fund's average weighted maturity was roughly 21 years.

In addition, as of November 30, 1997, the Fund's top three sectors were: general obligation bonds (20.3%), hospital bonds (18.5%) and education bonds (16.8%). We have continued to favor the health-care industry as reforms have enabled many HMOs to operate more efficiently.

Municipal Bond Market Outlook

We remain positive on the prospects for municipal bonds in the coming months. Although the final impact of Asia's financial crisis on U.S. markets is not yet clear, we believe that the excess production capacity that now exists in Asia should help to offset rising prices in the U.S. However, the U.S. bond market could experience some short-term selling pressure should the Japanese, the largest foreign holder of U.S. government bonds, decide to sell their U.S. debt holdings in order to restructure their still shaky financial industry.

Municipal bond issuance in 1997 was the second largest and the market's ability to absorb these securities is an indication of healthy investor appetite for tax-free investments. Insurance companies were among the largest buyers of these bonds, but we believe that more and more individual investors are beginning to recognize the attractive investment opportunities that currently exist in tax-free municipal bonds.

In closing, thank you for your investment in the Smith Barney Massachusetts Municipals Fund. We look forward to helping you pursue your investment goals.

Sincerely,


/s/ Heath B. McLendon                   /s/ Lawrence T. McDermott

Heath B. McLendon                       Lawrence T. McDermott
Chairman                                Vice President and
                                        Investment Officer

January 2, 1998

================================================================================
Historical Performance -- Class A Shares
================================================================================

                          Net Asset Value
                      ----------------------
                      Beginning        End           Income    Capital Gain     Return       Total
Year Ended             of Year       of Year       Dividends  Distributions   of Capital   Returns(1)
======================================================================================================
11/30/97               $12.99         $13.18         $0.67         $0.12         $0.00        7.85%
------------------------------------------------------------------------------------------------------
11/30/96                12.96          12.99          0.67          0.00          0.00        5.65
------------------------------------------------------------------------------------------------------
11/30/95                11.35          12.96          0.69          0.00          0.00       20.73
------------------------------------------------------------------------------------------------------
11/30/94                13.26          11.35          0.70          0.06          0.00       (9.07)
------------------------------------------------------------------------------------------------------
11/30/93                12.63          13.26          0.74          0.07          0.00       11.74
------------------------------------------------------------------------------------------------------
11/30/92                12.28          12.63          0.77          0.04          0.04       10.06
------------------------------------------------------------------------------------------------------
11/30/91                11.81          12.28          0.84          0.00          0.01       11.57
------------------------------------------------------------------------------------------------------
11/30/90                12.11          11.81          0.85          0.02          0.00        4.93
------------------------------------------------------------------------------------------------------
11/30/89                11.88          12.11          0.86          0.00          0.00        9.43
------------------------------------------------------------------------------------------------------
Inception*-11/30/88     11.40          11.88          0.82          0.06          0.00       12.25+
======================================================================================================
Total                                                $7.61         $0.37         $0.05
======================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                         Net Asset Value
                      ----------------------
                      Beginning        End          Income     Capital Gain     Return        Total
Year Ended             of Year       of Year       Dividends   Distributions  of Capital     Returns(1)
=======================================================================================================
11/30/97               $12.99         $13.17         $0.61         $0.12         $0.00          7.25%
-------------------------------------------------------------------------------------------------------
11/30/96                12.96          12.99          0.61          0.00          0.00          5.14
-------------------------------------------------------------------------------------------------------
11/30/95                11.35          12.96          0.63          0.00          0.00         20.15
-------------------------------------------------------------------------------------------------------
11/30/94                13.26          11.35          0.64          0.06          0.00         (9.50)
-------------------------------------------------------------------------------------------------------
11/30/93                12.63          13.26          0.68          0.07          0.00         11.09
-------------------------------------------------------------------------------------------------------
Inception*-11/30/92     12.52          12.63          0.05          0.00          0.00          1.29+
=======================================================================================================
Total                                                $3.22         $0.25         $0.00
=======================================================================================================


================================================================================
Historical Performance -- Class C Shares
================================================================================

                          Net Asset Value
                      ------------------------
                      Beginning         End          Income    Capital Gain     Return      Total
Year Ended             of Year        of Year       Dividends  Distributions  of Capital  Returns(1)
====================================================================================================
11/30/97               $12.98         $13.16         $0.60         $0.12         $0.00       7.21%
----------------------------------------------------------------------------------------------------
11/30/96                12.95          12.98          0.60          0.00          0.00       5.09
----------------------------------------------------------------------------------------------------
11/30/95                11.35          12.95          0.63          0.00          0.00      20.04
----------------------------------------------------------------------------------------------------
Inception*-11/30/94     11.34          11.35          0.04          0.00          0.00       0.40+
====================================================================================================
Total                                                $1.87         $0.12         $0.00
====================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

================================================================================
Average Annual Total Return
================================================================================

                                                    Without Sales Charge(1)
                                              ----------------------------------
                                              Class A       Class B      Class C
===============================================================================
Year Ended 11/30/97                             7.85%        7.25%         7.21%
-------------------------------------------------------------------------------
Five Years Ended 11/30/97                       6.93         6.37           N/A
-------------------------------------------------------------------------------
Inception* through 11/30/97                     8.31         6.56         10.53
===============================================================================

                                                       With Sales Charge(2)
                                               ---------------------------------
                                               Class A        Class B    Class C
================================================================================
Year Ended 11/30/97                              3.54%         2.75%       6.21%
--------------------------------------------------------------------------------
Five Years Ended 11/30/97                        6.05          6.22         N/A
-------------------------------------------------------------------------------
Inception* through 11/30/97                      7.87          6.56       10.53
===============================================================================


================================================================================
Cumulative Total Return
================================================================================

                                                        Without Sales Charge(1)
===============================================================================
Class A (Inception* through 11/30/97)                           121.20%
-------------------------------------------------------------------------------
Class B (Inception* through 11/30/97)                            37.97
-------------------------------------------------------------------------------
Class C (Inception* through 11/30/97)                            35.80
===============================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 * Inception dates for Class A, B and C shares are December 21, 1987, November 6, 1992 and November 10, 1994, respectively.

 + Total return is not annualized, as it may not be representative of the total return for the year.

================================================================================
Historical Performance (unaudited)
================================================================================

                 Growth of $10,000 Invested in Class A Shares of
               the Smith Barney Massachusetts Municipals Fund vs.
                    Lehman Brothers Municipal Bond Index and
                  Lipper Massachusetts Municipal Fund Average+

--------------------------------------------------------------------------------

                         December 1987 -- November 1997


 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


           Smith Barney Massachusetts          Lehman Brothers          Lipper Massachusetts
                 Municipals Fund             Municipal Bond Index      Municipal Fund Average
           --------------------------        --------------------      ----------------------
12/21/87              $ 9,596                       $10,000                    $10,000
11/88                 $10,772                       $10,904                    $10,969
11/89                 $11,787                       $12,106                    $12,011
11/90                 $12,368                       $13,038                    $12,722
11/91                 $13,799                       $14,376                    $14,083
11/92                 $15,187                       $15,818                    $15,528
11/93                 $16,970                       $17,571                    $17,341
11/94                 $15,431                       $16,649                    $16,105
11/95                 $18,629                       $19,797                    $19,081
11/96                 $19,682                       $20,959                    $20,037
11/30/97              $21,226                       $22,462                    $21,356

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on December 21, 1987, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1997. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Massachusetts Municipal Fund Average is composed of the Fund's peer group of mutual funds (50 funds as of November 30, 1997). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
Portfolio Highlights (unaudited)                               November 30, 1997
================================================================================

Industry Breakdown

     [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE IN THE PRINTED MATERIAL.]

General Obligation                 20.3%

Water & Sewer                       2.5%

Housing:
  Multi-Family                      5.1%

Housing:
  Single-Family                     6.5%

Hospitals                          18.5%

Miscellaneous                       2.4%

Life Care Systems                   5.8%

Education                          16.8%

Utilities                           3.4%

Industrial Development              1.4%

Transportation                     14.6%

Pollution Control                   2.7%

Summary of Investments by Combined Ratings

                                     Standard &                   Percentage of
        Moody's        and/or        Poor's                    Total Investments
--------------------------------------------------------------------------------
         Aaa                           AAA                            51.3%
         Aa                            AA                             17.0
          A                             A                             17.5
         Baa                           BBB                            10.1
         Ba                            BB                              1.3
          B                             B                              1.6
        VMIG1                          A-1                             0.3
         NR                            NR                              0.9
                                                                     -----
                                                                     100.0%
                                                                     =====

================================================================================
Schedule of Investments                                        November 30, 1997
================================================================================

    FACE
   AMOUNT     RATINGS                         SECURITY                              VALUE
============================================================================================
Education -- 16.8%
 $1,425,000    AAA    Chelsea (School Project), AMBAC-Insured,
                        6.000% due 6/15/14                                       $ 1,522,967
    165,000    A      Massachusetts Educational Loan Authority, Issue D,
                        Series A, 7.650% due 1/1/07 (a)                              172,013
                      Massachusetts State Health & Educational Facilities
                        Authority Revenue:
    430,000    AAA       Community College Program, Series A,
                           CONNIE LEE-Insured, 6.600% due 10/1/22                    468,163
  1,000,000    AAA       Series G, MBIA-Insured, 5.375% due 7/1/24                 1,000,000
                      Massachusetts State Industrial Finance Agency Revenue:
  1,000,000    AAA      Assumption College Issue, CONNIE LEE-Insured,
                         6.000% due 7/1/26                                         1,058,750
    750,000    A-       Clark University, Series E, 7.000% due 7/1/12                812,813
  1,000,000    BBB-     Dana Hall School Issue, 5.900% due 7/1/26                  1,018,750
  2,590,000    AAA      Merrimack College, MBIA-Insured, 5.000% due 7/1/27         2,492,870
  1,000,000    AAA      Simons Rock College, AMBAC-Insured,
                         5.500% due 6/1/27                                         1,011,250
    500,000    AAA    Southeastern Massachusetts University, Series A,
                        AMBAC-Insured, 5.900% due 5/1/12                             535,000
--------------------------------------------------------------------------------------------
                                                                                  10,092,576
--------------------------------------------------------------------------------------------
General Obligation -- 20.3%
    700,000    AAA    Boston GO, Series A, AMBAC-Insured, 6.500% due 7/1/12          762,125
    250,000    A-     Brockton Utility GO, 6.125% due 6/15/18                        259,688
    250,000    AAA    Groveland GO, AMBAC-Insured, 6.850% due 6/15/06                274,688
  1,000,000    AAA    Haverhill Revenue Bonds, Series A, AMBAC-Insured,
                        6.700% due 9/1/10                                          1,091,250
    500,000    AAA    Holyoke GO, Series B, FSA-Insured, 6.125% due 8/1/13           536,250
    500,000    AAA    Lowell GO, AMBAC-Insured, 6.000% due 8/1/14                    533,750
  1,750,000    AA-    Massachusetts State GO, Series C, 5.000% due 8/1/17          1,701,875
    750,000    Aaa*   Nantucket GO, MBIA-Insured, 5.125% due 7/15/12                 753,750
    610,000    AAA    New Bedford Municipal Purpose Loan, FSA-Insured,
                        5.625% due 10/1/16                                           628,300
    250,000    AAA    North Reading GO, MBIA-Insured, 6.875% due 6/15/07             272,813
    795,000    A-     Plymouth County GO, COP, Series A, 6.750% due 10/1/04 (b)      878,475
    200,000    A      Puerto Rico Commonwealth GO, 8.000% due 7/1/08                 208,128
                      Revere GO, Series A, FSA-Insured:
    300,000    AAA      5.400% due 6/15/15                                           304,125
    265,000    AAA      5.400% due 6/15/16                                           268,313
    500,000    AAA    Revere Municipal Purpose Loan, Bank Qualified,
                        FSA-Insured, 6.125% due 6/15/13                              533,125
    500,000    AAA    Salem GO, AMBAC-Insured, 6.800% due 8/15/10 (b)                551,250
  1,705,000    AAA    Springfield GO, Municipal Purpose Loan, FSA-Insured,
                        5.000% due 9/1/15                                          1,668,769
  1,000,000    AAA    Worcester GO, MBIA-Insured, 5.000% due 8/1/14                  980,000
--------------------------------------------------------------------------------------------
                                                                                  12,206,674
--------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

================================================================================
Schedule of Investments (continued)                            November 30, 1997
================================================================================

    FACE
   AMOUNT     RATINGS                         SECURITY                              VALUE
============================================================================================
Hospitals -- 18.5%
                      Massachusetts State Health & Educational Facilities
                        Authority Revenue:
$  750,000     A*        Addison Gilbert Hospital, Series C,
                           5.750% due 7/1/23                                     $   765,000
   250,000     A         Beth Israel Hospital, Series E, 7.000% due 7/1/14           264,375
 1,000,000     A         Brockton Hospital, Series B, 8.100% due 7/1/13 (b)        1,022,650
   750,000     Ba1*      Central New England Health Systems, Series A,
                           6.300% due 8/1/18                                         759,375
 1,000,000     BBB+      Faulkner Hospital, Series C, 6.000% due 7/1/13            1,030,000
 1,000,000     AAA       Massachusetts General Hospital, Series F,
                           AMBAC-Insured, 6.250% due 7/1/20                        1,057,500
 1,000,000     AAA       Medical Center of Central Massachusetts,
                           AMBAC-Insured, 6.550% due 6/23/22 (b)                   1,106,250
   500,000     A-        Melrose-Wakefield Healthcare, Series C,
                           6.000% due 7/1/12                                         521,875
   500,000     AAA       Morton Hospital & Medical Center, Series B,
                           CONNIE LEE-Insured, 5.500% due 7/1/23                     501,250
 1,000,000     B1*       Saint Memorial Medical Center, Series A,
                           6.000% due 10/1/23                                        970,000
 1,000,000     AAA       South Shore Hospital, Series E, MBIA-Insured,
                           5.500% due 7/1/20                                       1,005,000
   700,000     AAA       Valley Regional Health System, Series C,
                           CONNIE LEE-Insured, 7.000% due 7/1/06                     816,375
                         Youville House, FHA-Insured, Project A:
   500,000     Aa2*        5.950% due 2/15/17                                        524,375
   750,000     Aa2*        6.050% due 2/15/29                                        786,563
--------------------------------------------------------------------------------------------
                                                                                  11,130,588
--------------------------------------------------------------------------------------------
Housing: Multi-Family -- 5.1%
 1,000,000     AAA    Framingham Housing Authority Mortgage Revenue, Beaver
                        Terrace Apartments, Series A, GNMA-Collateralized,
                        6.650% due  2/20/32                                        1,047,500
 1,120,000     A+     Massachusetts State HFA, Housing Project, Series A,
                        6.375% due 4/1/21 (b)                                      1,181,600
   795,000     BBB    Puerto Rico Commonwealth, Urban Renewal & Housing Corp.
                        Refunding Bonds, 7.875% due 10/1/04                          856,613
--------------------------------------------------------------------------------------------
                                                                                   3,085,713
--------------------------------------------------------------------------------------------
Housing: Single-Family -- 6.5%
                      Massachusetts State HFA, Housing Revenue,
                        Single-Family Housing:
   100,000     Aa3*      Series 5, 8.375% due 6/1/15                                 102,000
   945,000     AAA       Series 14, FHA-Insured, 7.700% due 12/1/14                  993,431
   600,000     Aa3*      Series 18, 7.350% due 12/1/16                               641,250
 1,000,000     Aa3*      Series 31, 6.450% due 12/1/16 (b)                         1,066,250
 1,000,000     Aa3*      Series 38, 7.200% due 12/1/26 (a)(b)                      1,092,500
--------------------------------------------------------------------------------------------
                                                                                   3,895,431
--------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

================================================================================
Schedule of Investments (continued)                            November 30, 1997
================================================================================

    FACE
   AMOUNT     RATINGS                         SECURITY                              VALUE
============================================================================================
Industrial Development -- 1.4%
                      Massachusetts State Industrial Finance Agency, Resource
                        Recovery Revenue, Series A:
$   250,000    Baa1*     Refusetech Inc. Project, 6.300% due 7/1/05              $   267,188
    500,000    NR        S.E. Massachusetts Project, 9.000% due 7/1/15 (b)           566,250
--------------------------------------------------------------------------------------------
                                                                                     833,438
--------------------------------------------------------------------------------------------
Life Care Systems -- 5.8%
                      Massachusetts Industrial Finance Agency Health Care
                       Facilities:
  1,450,000    AA-      Arbors at Amherst Project, Assisted Living Facilities
                         Revenue, GNMA-Collateralized, 5.750% due 6/20/17          1,477,188
  2,000,000    A        Jewish Geriatric Services, Series B, 5.500% due 5/15/27    2,005,000
--------------------------------------------------------------------------------------------
                                                                                   3,482,188
--------------------------------------------------------------------------------------------
Miscellaneous -- 1.2%
    250,000    AAA    Massachusetts State Industial Finance Agency Revenue,
                        Concord Academy, FSA-Insured, 6.900% due 9/1/21              274,375
    450,000    AAA      Puerto Rico Commonwealth, Infrastructure Financing
                        Authority, Series A, AMBAC-Insured, 5.000% due 7/1/28
                                                                                     434,813
--------------------------------------------------------------------------------------------
                                                                                     709,188
--------------------------------------------------------------------------------------------
Pollution Control -- 2.7%
  1,500,000    Aa*    Massachusetts State Water Pollution, Series A,
                        6.375% due 2/1/15 (b)                                      1,616,250
     30,000    A1*    Springfield Industrial Development Finance Authority, PCR,
                        (Monsanto Co. Project), 9.100% due 11/1/04                    32,700
--------------------------------------------------------------------------------------------
                                                                                   1,648,950
--------------------------------------------------------------------------------------------
Pre-Refunded (c) -- 0.9%
    500,000    AAA    Massachusetts State Health & Educational Facilities
                        Authority Revenue, (Capital Assets Project), Series F,
                        MBIA-Insured, (Call 4/1/00 @ 102), 7.300% due 10/1/18        544,375
--------------------------------------------------------------------------------------------
Short-Term (d) -- 0.3%
    200,000    A-1    Massachusetts State GO, Updates, Series B,
                        3.800% due 12/1/97                                           200,000
--------------------------------------------------------------------------------------------
Transportation -- 14.6%
    750,000    BBB    Guam Airport Authority Revenue, Series A,
                        6.500% due 10/1/23                                           818,438
  2,500,000    A1*    Massachusetts Bay Transportion Authority Revenue, Gerneral
                        Transportation Systems, Series C, 5.000% due 3/1/24        2,390,625
                      Massachusetts State Port Authority Revenue, Series A:
  1,250,000    AA-      5.000% due 7/1/27                                          1,193,750
  1,900,000    AAA      Special Facilities, (U.S. Air Project), MBIA-Insured,
                         5.875% due 9/1/23 (a)                                     1,968,875
  6,000,000    Aaa*   Massachusetts State Turnpike Authority, Metropolitan
                        Highway System Revenue, Capital Appreciation,
                        Series C, MBIA-Insured, zero coupon due 1/1/16             2,385,000
--------------------------------------------------------------------------------------------
                                                                                   8,756,688
--------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

================================================================================
Schedule of Investments (continued)                            November 30, 1997
================================================================================

    FACE
   AMOUNT     RATINGS                         SECURITY                              VALUE
============================================================================================
Utilities -- 3.4%
$ 2,000,000    BBB+   Massachusetts Municipal Wholesale Electric Co., Power
                        Supply Revenue, Series D, 6.125% due 7/1/19 (b)          $ 2,070,000
--------------------------------------------------------------------------------------------
Water & Sewer -- 2.5%
  1,000,000    AAA    Massachusetts State Water Resource Authority
                        Series B, MBIA-Insured, 5.500% due 3/1/17                  1,020,000
    500,000    AAA    South Essex Sewer District, Series A, MBIA-Insured,
                        5.250% due 6/15/24                                           498,125
--------------------------------------------------------------------------------------------
                                                                                   1,518,125
--------------------------------------------------------------------------------------------
                      TOTAL INVESTMENT -- 100%
                      (Cost -- $57,512,986**)                                    $60,173,934
============================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(b)  Security is segregated by Custodian for open purchase commitment.

(c) Pre-refunded bond is escrowed by U.S. government securities and is considered by the investment adviser to be triple-A rated even if the issuer has not applied for new ratings.

(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 12 and 13 for definitions of ratings and certain security descriptions.


                       See Notes to Financial Statements.

================================================================================
Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.


AAA    --     Bonds rated "AAA" have the highest rating assigned by Standard &
              Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     --     Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A      --     Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB    --     Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB     --     Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B      --     Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB - " rating.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa    --     Bonds that are rated "Aaa" are judged to be of the best quality.
              They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     --     Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A      --     Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    --     Bonds that are rated "Baa" are considered as medium grade
              obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     --     Bonds that are rated "Ba" are judged to have speculative elements;
              their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      --     Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR     --     Indicates that the bond is not rated by Standard & Poor's or
              Moody's.

================================================================================
Short-Term Security Ratings
================================================================================

SP-1   --     Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    --     Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 --     Moody's highest rating for issues having a demand feature -- VRDO.

P-1    --     Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
Security Descriptions
================================================================================
ABAG          --  Association of Bay Area Governments
AIG           --  American International Guaranty
AMBAC         --  AMBAC Indemnity Corporation
BAN           --  Bond Anticipation Notes
BIG           --  Bond Investors Guaranty
CGIC          --  Capital Guaranty Insurance
CONNIE LEE    --  College Construction Loan Insurance Association
COP           --  Certificate of Participation
EDA           --  Economic Development Authority
FGIC          --  Financial Guaranty Insurance Company
FHA           --  Federal Housing Administration
FHLMC         --  Federal Home Loan Mortgage Corporation
FLAIRS        --  Floating Adjustable Interest Rate Securities
FNMA          --  Federal National Mortgage Association
FRTC          --  Floating Rate Trust Certificates
FSA           --  Federal Security Assurance
GIC           --  Guaranteed Investment Contract
GNMA          --  Government National Mortgage Association
GO            --  General Obligation
HDC           --  Housing Development Corporation
HFA           --  Housing Finance Authority
IDA           --  Industrial Development Authority
IDB           --  Industrial Development Board
IDR           --  Industrial Development Revenue
INFLOS        --  Inverse Floaters Company
ISD           --  Independent School District
LOC           --  Letter of Credit
MBIA          --  Municipal Bond Investors Assurance Corporation
MVRICS        --  Municipal Variable Rate lnverse Coupon Security
PCR           --  Pollution Control Revenue
PSF           --  Permanent School Fund
RAN           --  Revenue Anticipation Notes
RIBS          --  Residual Interest Bonds
RITES         --  Residual Interest Tax-Exempt Securities
SYCC          --  Structured Yield Curve Certificate
TAN           --  Tax Anticipation Notes
TECP          --  Tax-Exempt Commercial Paper
TOB           --  Tender Option Bonds
TRAN          --  Tax and Revenue Anticipation Notes
VA            --  Veterans Administration
VRDD          --  Variable Rate Daily Demand
VRWE          --  Variable Rate Wednesday Demand

================================================================================
Statement of Assets and Liabilities                            November 30, 1997
================================================================================

ASSETS:
   Investments, at value (Cost -- $57,512,986)                     $ 60,173,934
   Cash                                                                  32,261
   Interest receivable                                                1,084,229
   Receivable for securities sold                                       200,000
   Receivable for Fund shares sold                                      133,045
-------------------------------------------------------------------------------
   Total Assets                                                      61,623,469
-------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                     431,153
   Dividends payable                                                    291,166
   Investment advisory fees payable                                      42,893
   Administration fees payable                                           33,350
   Distribution fees payable                                              4,861
   Accrued expenses                                                      67,414
-------------------------------------------------------------------------------
   Total Liabilities                                                    870,837
-------------------------------------------------------------------------------
Total Net Assets                                                   $ 60,752,632
===============================================================================
NET ASSETS:
   Par value of shares of beneficial interest                      $      4,611
   Capital paid in excess of par value                               58,068,681
   Overdistributed net investment income                                (34,801)
   Accumulated net realized gain on security transactions                53,193
   Net unrealized appreciation of investments                         2,660,948
-------------------------------------------------------------------------------
Total Net Assets                                                   $ 60,752,632
===============================================================================
Shares Outstanding:
   Class A                                                            2,483,887
   ----------------------------------------------------------------------------
   Class B                                                            2,094,932
   ----------------------------------------------------------------------------
   Class C                                                               32,505
   ----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                        $13.18
   ----------------------------------------------------------------------------
   Class B*                                                              $13.17
   ----------------------------------------------------------------------------
   Class C**                                                             $13.16
   ----------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
   (net asset value plus 4.17% of net asset value per share)             $13.73
===============================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.

================================================================================
 Statement of Operations                    For the Year Ended November 30, 1997
================================================================================

INVESTMENT INCOME:
   Interest                                                            $  3,476,327
-----------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 4)                                               228,820
   Investment advisory fees (Note 4)                                        176,278
   Administration fees (Note 4)                                             117,518
   Audit and legal                                                           42,200
   Shareholder and system servicing fees                                     31,356
   Shareholder communications                                                28,000
   Trustees' fees                                                            15,000
   Pricing service fees                                                      10,600
   Registration fees                                                          7,500
   Custody                                                                    4,000
   Other                                                                      3,600
-----------------------------------------------------------------------------------
   Total Expenses                                                           664,872
   Less: Investment advisory and administration fees waiver (Note 4)        (44,268)
-----------------------------------------------------------------------------------
   Net Expenses                                                             620,604
-----------------------------------------------------------------------------------
Net Investment Income                                                     2,855,723
-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 5):
   Net Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                                 34,379,187
     Cost of securities sold                                             33,498,810
-----------------------------------------------------------------------------------
   Net Realized Gain                                                        880,377
-----------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                                    2,092,347
     End of year                                                          2,660,948
-----------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                                  568,601
-----------------------------------------------------------------------------------
Net Gain on Investments                                                   1,448,978
-----------------------------------------------------------------------------------
Increase in Net Assets From Operations                                 $  4,304,701
===================================================================================


                       See Notes to Financial Statements.

================================================================================
Statements of Changes in Net Assets             For the Years Ended November 30,
================================================================================

                                                              1997            1996
====================================================================================
OPERATIONS:
   Net investment income                                $  2,855,723    $  2,877,527
   Net realized gain                                         880,377         334,288
   Increase (decrease) in net unrealized appreciation        568,601        (190,582)
------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                  4,304,701       3,021,233
------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 3):
   Net investment income                                  (2,914,026)     (2,854,025)
   Net realized gains                                       (570,191)             --
------------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                       (3,484,217)     (2,854,025)
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                        6,670,106       7,320,630
   Net asset value of shares issued
      for reinvestment of dividends                        2,041,608       1,741,106
   Cost of shares reacquired                              (7,942,053)     (8,097,290)
------------------------------------------------------------------------------------
   Increase in Net Assets From
      Fund Share Transactions                                769,661         964,446
------------------------------------------------------------------------------------
Increase in Net Assets                                     1,590,145       1,131,654
NET ASSETS:
   Beginning of year                                      59,162,487      58,030,833
====================================================================================
   End of year*                                         $ 60,752,632    $ 59,162,487
====================================================================================
*  Includes undistributed (overdistributed)
      net investment income of:                             $(34,801)        $23,502
====================================================================================


                       See Notes to Financial Statements.

================================================================================
Notes to Financial Statements
================================================================================

     1. SIGNIFICANT ACCOUNTING POLICIES

     Smith Barney Massachusetts Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. FUND CONCENTRATION

     Since the Fund invests primarily in obligations of issuers within the Commonwealth of Massachusetts, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Massachusetts.

     3. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     4. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION
        AGREEMENT AND OTHER TRANSACTIONS

     Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC a fee calculated at an annual rate of 0.30% of its average daily net assets. This fee is calculated daily and paid monthly. For the year ended November 30, 1997, the Fund waived $26,561 of its investment advisory fees.

     MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly. For the year ended November 30, 1997, the Fund waived $17,707 of its administration fees.

     Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of the Fund's shares. For the year ended November 30, 1997, SB received sales charges of approximately $68,000 on sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended November 30, 1997, CDSCs paid to SB for Class B shares were approximately $48,000.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.50% and 0.55%, respectively, of the average daily net assets of each class. For the year ended November 30, 1997, total Distribution Plan fees incurred were:

                                           Class A        Class B        Class C
================================================================================
Distribution Plan Fees                     $45,984       $180,545         $2,291
================================================================================


     All officers and one Trustee of the Fund are employees of SB.

================================================================================
Notes to Financial Statements (continued)
================================================================================

     5. INVESTMENTS

     For the year ended November 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $35,028,499
--------------------------------------------------------------------------------
Sales                                                                 34,379,187
================================================================================

     At November 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $2,665,353
Gross unrealized depreciation                                            (4,405)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $2,660,948
================================================================================

     6. SHARES OF BENEFICIAL INTEREST

     At November 30, 1997, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     At November 30, 1997, total paid-in capital amounted to the following for each class:

                                     Class A          Class B           Class C
================================================================================
Total Paid-in Capital              $30,515,385      $27,145,650         $412,257
================================================================================

================================================================================
Notes to Financial Statements (continued)
================================================================================

     Transactions in shares of each class were as follows:

                                         Year Ended                    Year Ended
                                      November 30, 1997             November 30, 1996
                                    ----------------------       -----------------------
                                    Shares         Amount          Shares       Amount
========================================================================================
Class A
Shares sold                         328,135    $ 4,290,143        317,805    $ 4,035,583
Shares issued on reinvestment        82,883      1,079,455         71,804        914,776
Shares redeemed                    (244,202)    (3,177,789)      (322,075)    (4,102,582)
----------------------------------------------------------------------------------------
Net Increase                        166,816    $ 2,191,809         67,534       $847,777
========================================================================================
Class B
Shares sold                         161,821    $ 2,099,145        244,909    $ 3,128,220
Shares issued on reinvestment        72,576        944,328         64,621        823,030
Shares redeemed                    (362,492)    (4,708,332)      (303,544)    (3,868,914)
----------------------------------------------------------------------------------------
Net Increase (Decrease)            (128,095)   $(1,664,859)         5,986    $    82,336
========================================================================================
Class C
Shares sold                          21,630       $280,818         12,355    $   156,827
Shares issued on reinvestment         1,369         17,825            260          3,300
Shares redeemed                      (4,321)       (55,932)       (10,031)      (125,794)
----------------------------------------------------------------------------------------
Net Increase                         18,678    $   242,711          2,584    $    34,333
========================================================================================

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class A Shares                                     1997           1996           1995           1994          1993(1)
======================================================================================================================
Net Asset Value, Beginning of Year               $ 12.99        $ 12.96        $ 11.35        $ 13.26        $ 12.63
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income (2)                       0.66           0.68           0.69           0.70           0.72
    Net realized and unrealized gain (loss)         0.32           0.02           1.61          (1.85)          0.72
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.98           0.70           2.30          (1.15)          1.44
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.67)         (0.67)         (0.69)         (0.70)         (0.74)
  Net realized gains                               (0.12)            --             --          (0.06)         (0.07)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.79)         (0.67)         (0.69)         (0.76)         (0.81)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $ 13.18        $ 12.99        $ 12.96        $ 11.35        $ 13.26
----------------------------------------------------------------------------------------------------------------------
Total Return                                        7.85%          5.65%         20.73%         (9.07)%        11.74%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $32,736        $30,109        $29,159        $27,634        $32,592
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses (2)                                    0.80%          0.80%          0.83%          0.81%          0.82%
    Net investment income                           5.07           5.32           5.42           5.55           5.49
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               58%            23%            10%            37%            10%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) The investment adviser waived all or part of its fees for the five years ended November 30, 1997. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                      Per Share Decreases                       Expense Ratios
                   to Net Investment Income                   Without Fee Waivers
              ----------------------------------     ------------------------------------
               1997   1996   1995   1994    1993      1997   1996    1995    1994   1993
              -----  -----  -----  -----   -----     -----   -----   -----   -----  -----
    Class A   $0.01   $0.01  $0.03  $0.04  $0.05      0.88%   0.91%   1.07%   1.09%  1.18%

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class B Shares                                     1997           1996           1995           1994          1993(1)
======================================================================================================================
Net Asset Value, Beginning of Year               $ 12.99        $ 12.96        $ 11.35        $ 13.26        $ 12.63
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
    Net investment income (2)                       0.60           0.61           0.63           0.63           0.66
    Net realized and unrealized gain (loss)         0.31           0.03           1.61          (1.84)          0.72
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.91           0.64           2.24          (1.21)          1.38
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.61)         (0.61)         (0.63)         (0.64)         (0.68)
  Net realized gains                               (0.12)            --             --          (0.06)         (0.07)
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.73)         (0.61)         (0.63)         (0.70)         (0.75)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $ 13.17        $ 12.99        $ 12.96        $ 11.35        $ 13.26
----------------------------------------------------------------------------------------------------------------------
Total Return                                        7.25%          5.14%         20.15%         (9.50)%        11.09%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $27,589        $28,874        $28,726        $23,279        $22,317
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
    Expenses (2)                                    1.31%          1.31%          1.35%          1.32%          1.31%
    Net investment income                           4.57           4.81           4.94           5.04           4.99
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               58%            23%            10%            37%            10%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) The investment adviser has waived all or part of its fees for the five years ended November 30, 1997. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:


                       Per Share Decreases                         Expense Ratios
                    to Net Investment Income                     Without Fee Waivers
                ---------------------------------       ---------------------------------
                1997   1996  1995    1994    1993       1997   1996   1995    1994   1993
                ----   ----  ----    ----    ----       ----   ----   ----    ----   ----
     Class B   $0.01  $0.01 $0.04   $0.03   $0.05       1.39%  1.42%  1.59%  1.60%   1.68%

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year:

Class C Shares                           1997         1996         1995        1994(1)
========================================================================================
Net Asset Value, Beginning of Year     $12.98       $12.95       $11.35       $11.34
----------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (2)              0.59         0.60         0.63         0.05
  Net realized and unrealized gain       0.31         0.03         1.60           --
----------------------------------------------------------------------------------------
Total Income From Operations             0.90         0.63         2.23         0.05
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.60)       (0.60)       (0.63)       (0.04)
  Net realized gains                    (0.12)          --           --           --
----------------------------------------------------------------------------------------
Total Distributions                     (0.72)       (0.60)       (0.63)       (0.04)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year           $13.16       $12.98       $12.95       $11.35
----------------------------------------------------------------------------------------
Total Return                             7.21%        5.09%       20.04%        0.40%++
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $  428       $  179       $  146       $   75
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                           1.34%        1.34%        1.35%        1.36%+
  Net investment income                  4.51         4.77         4.65         5.00+
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                    58%          23%          10%          37%
========================================================================================

(1)  For the period from November 10, 1994 (inception date) to November 30,
     1994.

(2) The investment adviser has waived all or part of its fees for the three years ended November 30, 1997 and the period ended November 30, 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                          Per Share Decreases                      Expense Ratios
                       to Net Investment Income                  Without Fee Waivers
                    -------------------------------        --------------------------------
                     1997    1996     1995     1994        1997      1996      1995    1994
                    -----   -----    -----    -----        ----      ----      ----    ----
    Class C         $0.01   $0.01    $0.04    $0.00*       1.42%     1.44%     1.58%  1.63%+

*    Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Massachusetts Municipals Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Massachusetts Municipals Fund as of November 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended November 30, 1994, were audited by other auditors whose report thereon, dated January 12, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian. As to securities sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Massachusetts Municipals Fund as of November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwick LLP

New York, New York
January 15, 1998

================================================================================
Tax Information (unaudited)
================================================================================

     For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 1997:

     --   long term capital gain distributions paid of $570,191.

     -- 100% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

Smith Barney                                                        SMITH BARNEY
Massachusetts                                                       ------------
Municipals
Fund                                           A Member of TraverlersGroup[LOGO]

Trustees                               Investment Adviser
Herbert Barg                           Mutual Management Corp.
Alfred J. Bianchetti
Martin Brody                           Distributor
Dwight B. Crane                        Smith Barney Inc
Burt N. Dorsett
Elliot S. Jaffe                        Custodian
Stephen E. Kaufman                     PNC Bank, N.A.
Joseph J. McCann
Heath B. McLendon, Chairman            Shareholder
Cornelius C. Rose, Jr.                 Servicing Agent
                                       First Data Investor Services Group, Inc.
James J. Crisona, Emeritus             P.O. Box 9134
                                       Boston, MA 02205-9134
Officers
Heath B. McLendon
President and
Chief Executive Officer
                                       This report is submitted for the general
Lewis E. Daidone                       information of the shareholders of the
Senior Vice President                  Smith Barney Massachusetts Municipals
and Treasurer                          Fund. It is not authorized for
                                       distribution to prospective investors
Lawrence T. McDermott                  unless accompanied or preceded by
Vice President and                     current Prospectus for the Fund, which
Investment Officer                     contains information concerning the
                                       Fund's investment policies and expenses
Thomas M. Reynolds                     as well as other pertinent information.
Controller

Christina T. Sydor                     Smith Barney Massachusetts
Secretary                              Municipals Fund
                                       388 Greenwich Street
                                       New York, New York 10013
                                       www.smithbarney.com


                                       FD0302 1/98